SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 24, 1997

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of March 27, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 1997-HS2)


                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                      33-80419          41-1808858
(State or Other Jurisdiction    (Commission     (I.R.S. Employer
of Incorporation)              File Number)      Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                                       55437
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  4.3 Servicing Agreement dated as of March 27, 1997 among Residential Funding Corporation, as master servicer, The Chase Manhattan Bank, as indenture trustee, and the Home Equity Loan Trust 1997-HS2, as issuer.

                  4.4 Amended and Restated Trust Agreement dated as of March 27, 1997 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

                  4.5 Indenture dated as of March 27, 1997 between Home Equity Loan Trust 1997-HS2, as issuer and The Chase Manhattan Bank, as indenture trustee, and Appendix A thereto.

     10.1 Revolving Credit Loan Purchase Agreement dated as of March 27, 1997 by Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Corporation, as seller.
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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      RESIDENTIAL FUNDING MORTGAGE
                                      SECURITIES II, INC.


                                      By:       /s/ Diane S. Wold
                                      Name:      Diane S. Wold
                                      Title:     Vice President


Dated:  March 27, 1997



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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES II, INC.


                                     By: /s/ Diane S. Wold
                                     Name:      Diane S. Wold
                                     Title:     Vice President


Dated:  March 27, 1997


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                                                    EXHIBIT 4.3

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                                                    EXHIBIT 4.4

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                                                    EXHIBIT 4.5

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                                                   EXHIBIT 10.1

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                                                     EXHIBITS
                                              (Intentionally Omitted)


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